Filed pursuant to Rule 497(d)
File No. 333-157608

RS INVESTMENT TRUST

Supplement to Prospectus/Proxy Statement

Dated April 22, 2009

RS Smaller Company Growth Fund

RS Small Cap Growth Fund (formerly “RS Emerging Growth Fund”)

The Trustees of RS Investment Trust have approved September 10, 2009, as the new record date for the Meeting (as adjourned from June 5, 2009) of Shareholders of RS Smaller Company Growth Fund (the “Fund”) to consider the proposed merger of the Fund with RS Small Cap Growth Fund. Fund shareholders of record as of this date will be entitled to notice of, and to vote at, the Meeting and any further postponements or adjournments thereof.

Effective September 1, 2009, D. Scott Tracy is the sole portfolio manager of RS Smaller Company Growth Fund.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of RS Smaller Company Growth Fund or RS Small Cap Growth Fund, nor is it a solicitation of any proxy. For more information regarding RS Smaller Company Growth Fund or RS Small Cap Growth Fund, please call 800-766-3863 or visit RS Investment Trust’s Web site at www.RSinvestments.com. To receive a free copy of the prospectus/proxy statement relating to the proposed reorganization (and containing important information about fees, expenses and risk considerations), please call 800-766-3863. The prospectus/proxy statement is also available free of charge on the Securities and Exchange Commission’s Web site (http://www.sec.gov). Please read the prospectus/proxy statement carefully before making any investment decisions.

August 26, 2009